UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 6, 2010

ACORN ENERGY, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	0-19771	22-2786081
(State or Other Jurisdiction	(Commission file Number)	(IRS Employer
of Incorporation)		Identification No.)

4 West Rockland, Montchanin, Delaware	19710
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (302) 656-1707

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Previous Independent Registered Public Accounting Firm.

i.      On April 6, 2010, the Registrant dismissed Kesselman & Kesselman, a member of PricewaterhouseCoopers International Limited (“PWC”), as its independent registered public accounting firm. The Audit Committee of the Board of Directors of the Registrant approved such dismissal.

ii.     PWC’s reports on the financial statements of the Registrant for the years ended December 31, 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

iii.    During the years ended December 31, 2009 and 2008 and through April 6, 2010, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to PWC’s satisfaction would have caused PWC to make reference thereto in connection with PWC’s report on the Registrant’s financial statements for such fiscal years.

iv.    During the years ended December 31, 2009 and 2008 and through April 6, 2010, the Registrant had no reportable events as set forth in Item 304(a)(1)(v) of Regulation S-K.

v.     The Registrant provided PWC with a copy of this Current Report on Form 8-K and requested that PWC furnish it with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not PWC agrees with the above statements. The Registrant has received the requested letter from PWC, and a copy of such letter is filed as Exhibit 16.1 to this Current Report Form 8-K.

(b)	Engagement of New Independent Registered Public Accounting Firm.

i.      On April 6, 2010, the Registrant engaged Friedman LLP (“Friedman”) as the Registrant’s new independent registered public accounting firm.

ii.     Prior to April 6, 2010, the Registrant did not consult with Friedman regarding (1) the application of accounting principles to a specified transaction, (2) the type of audit opinion that might be rendered on the Registrant’s financial statements, (3) written or oral advice was provided that would be an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issues, or (4) any matter that was the subject of a disagreement between the Registrant and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibit.

(d)    Exhibits

Exhibit No.	Description

16.1	Letter from PWC to the SEC dated April 9, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 9th day of April, 2010.

ACORN ENERGY, INC.

By:	/s/ Joe B. Cogdell, Jr.
Name:	Joe B. Cogdell, Jr.
Title:	Vice President, General Counsel & Secretary